Exhibit 99.3

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated combined financial statements reflect Atlas Pipeline Partners, L.P.’s (“the Partnership”) historical results as adjusted on a pro forma basis to give effect to (A) (i) its December 20, 2012 acquisition from Cardinal Midstream, LLC (“Cardinal”) of 100% of the equity interests in three wholly-owned subsidiaries (the “Cardinal Acquisition”), which includes a 60% interest in a joint venture, known as Centrahoma Processing, LLC (“Centrahoma”, of which the remaining 40% interest is owned by MarkWest Oklahoma Gas Company, LLC, (“MarkWest”), a wholly-owned subsidiary of MarkWest Energy Partners, L.P. (NYSE: MWE)); (ii) the related issuance of 10.5 million of its common limited partner units in a public offering, along with Atlas Pipeline Partners GP, LLC’s (the “General Partner”) contribution to maintain its 2.0% general partner interest, to partially fund the purchase; (iii) the related issuance of $175.0 million of 6.625% senior unsecured notes due on October 1, 2020 (“6.625% Senior Notes”) to partially fund the purchase; and (iv) borrowings from the senior secured revolving credit facility to fund the remaining purchase costs; and (B) (i) its May 7, 2013 acquisition from TEAK Midstream, LLC (“TEAK”) of 100% of the outstanding member and other ownership interests of TEAK for $1.0 billion; (ii) the related issuance of 11.8 million of its common limited partner units in a public offering, along with the General Partner’s contribution to maintain its 2.0% general partner interest, to partially fund the purchase; (iii) its issuance of $400.0 million of its Class D convertible preferred units, along with the General Partner’s contribution to maintain its 2.0% general partner interest, to partially fund the purchase; and (iv) the related issuance of $400.0 million of 4.75% senior unsecured notes due on November 15, 2021 (“4.75% Senior Notes”) to partially fund the purchase. The estimated adjustments to give effect to the Partnership’s TEAK Acquisition and Cardinal Acquisition and the associated financing activities are described in the notes to the unaudited pro forma financial statements.

The unaudited pro forma consolidated combined balance sheet information reflects the Partnership’s TEAK Acquisition as if it occurred as of March 31, 2013, and the unaudited pro forma consolidated combined statements of operations for the three months ended March 31, 2013 and year ended December 31, 2012 reflect the TEAK Acquisition and the Cardinal Acquisition as if they occurred as of January 1, 2012.

The unaudited pro forma consolidated combined balance sheet and the unaudited pro forma consolidated combined statements of operations were derived by adjusting the Partnership’s historical consolidated financial statements. However, management of the Partnership believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions described above. The unaudited pro forma financial data presented is for informational purposes only and is based upon available information and assumptions that management of the Partnership believes are reasonable under the circumstances. The allocation of the fair value of the assets acquired and liabilities assumed is based upon their estimated fair values, which are subject to adjustment and could change significantly as the Partnership continues to evaluate this preliminary allocation. This unaudited pro forma financial information is not necessarily indicative of what the financial position or results of operations of the Partnership would have been had the transactions been consummated on the dates assumed, nor are they necessarily indicative of any future operating results or financial position. The Partnership may have performed differently had the transactions actually occurred on the dates assumed.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED COMBINED BALANCE SHEET

March 31, 2013

(in thousands) (Unaudited)

	Historical	Historical TEAK	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$8,261	$8,074	$1,194,504	(a)	$36,815
			(174,024	) (b)
			(1,000,000	) (d)
Funds held in escrow	25,001	—	50,000	(d)	75,001
Accounts receivable	162,556	12,570	—		175,126
Accounts receivable, related party	—	1,054	—		1,054
Current portion of derivative assets	17,391	—	—		17,391
Prepaid expenses and other	11,905	527	—		12,432

Total current assets	225,114	22,225	70,480		317,819
Property, plant and equipment, net	2,299,967	207,088	83,030	(c)	2,590,085
Goodwill	319,285	—	272,335	(c)	591,620
Intangible assets, net	182,786	—	285,000	(c)	467,786
Equity method investments	86,242	174,465	(26,345	) (c)	234,362
Long-term portion of derivative assets	2,378	—	—		2,378
Other assets, net	38,658	1,729	8,143	(a)	47,555
			754	(b)
			(1,729	) (c)

Total assets	$3,154,430	$405,507	$691,668		$4,251,605

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	8,861	4,462	(4,462	) (c)	8,861
Accounts payable – affiliates	4,338	—	—		4,338
Accounts payable	71,703	17,173	—		88,876
Accrued liabilities	47,007	625	50,000	(d)	97,632
Accrued interest payable	5,474	347	(347	) (c)	5,474
Current portion of derivative liability	619	280	(280	) (c)	619
Accrued producer liabilities	114,057	—	—		114,057

Total current liabilities	252,059	22,887	44,911		319,857
Long-term portion of derivative liability	925	180	(180	) (c)	925
Long-term debt, less current portion	1,310,051	146,200	400,000	(a)	1,555,551
			(154,500	) (b)
			(146,200	) (c)
Deferred income taxes, net	30,249	—	—		30,249
Other long-term liability	6,358	—	—		6,358

Commitments and contingencies

Equity:
General Partner’s interest	31,031	—	16,466	(a)	47,120
			(377	) (b)
Common limited partners’ interests	1,456,911	—	388,496	(a)	1,827,014
			(18,393	) (b)
Preferred limited partners’ interests	—	—	397,685	(a)	397,685
Members’ interest		236,700	763,300	(c)	—
			(1,000,000	) (d)
Accumulated other comprehensive income		(460)	460	(c)	—

Total partners’ capital	1,487,942	236,240	547,637		2,271,819
Non-controlling interest	66,846	—	—		66,846

Total equity	1,554,788	236,240	547,637		2,338,665

Total liabilities and equity	$3,154,430	$405,507	$691,668		$4,251,605

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2013

(in thousands, except per unit data)

(Unaudited)

	Historical	Historical TEAK	Adjustments		Pro Forma
Revenue:
Natural gas and liquids sales	$383,848	$17,971	$—		$401,819
Transportation, processing and other fees – third parties	32,654	6,618	—		39,272
Transportation, processing and other fees – affiliates	71	—	—		71
Derivative loss, net	(12,083)	—	—		(12,083)
Other income, net	3,422	2	—		3,424

Total revenues	407,912	24,591	—		432,503

Costs and expenses:
Natural gas and liquids cost of sales	325,540	17,857	—		343,397
Plant operating	21,271	2,378	—		23,649
Transportation and compression	588	—	—		588
General and administrative	12,548	1,575	—		14,123
Compensation reimbursement – affiliates	1,250	—			1,250
Other costs	530	—	—		530
Depreciation and amortization	30,458	1,920	5,612	(e)	37,990
Interest	18,686	2,176	(2,176	) (f)	22,710
			3,784	(g)
			240	(h)

Total costs and expenses	410,871	25,906	7,460		444,237

Equity income (loss) in joint ventures	2,040	(2,731)	84	(e)	(607)
Gain on asset sale	—	269			269
Loss on early extinguishment of debt	(26,582)	—	—		(26,582)

Loss before tax	(27,501)	(3,777)	(7,376)		(38,654)
Income tax benefit	9	—	—		9

Loss from continuing operations	(27,492)	(3,777)	(7,376)		(38,645)
Income attributable to non-controlling interests	(1,369)	—	—		(1,369)
Preferred unit imputed dividend effect	—	—	(11,378	) (i)	(11,378)
Preferred unit dividends	—	—	(9,843	) (j)	(9,843)

Net loss attributable to common limited partners and the General Partner	$(28,861)	$(3,777)	$(28,597)		$(61,235)

Allocation of net income (loss) attributable to:
Common limited partners’ interest	$(31,206)				$(62,930)
General Partners’ interest	2,345				1,695

	$(28,861)				$(61,235)

Net loss attributable to common limited partners per unit (Basic and Diluted)	$(0.48)				$(0.82)

Weighted average common limited partner units:
Basic	64,646				76,491

Diluted	64,646				76,491

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(in thousands, except per unit data)

(Unaudited)

	For the Year Ended December 31, 2012	For the period from January 1 to December 20, 2012	For the Year Ended December 31, 2012
	Historical	Cardinal	TEAK	Adjustments		Pro Forma
Revenue:
Natural gas and liquids sales	$1,137,261	$19,221	$23,645	$197,773	(k)	$1,377,900
Transportation, processing and other fees – third parties	66,287	46,841	3,708	—		116,836
Transportation, processing and other fees – affiliates	435	—	—	—		435
Derivative income, net	31,940	—	—	—		31,940
Other income, net	10,097	1,769	67	—		11,933

Total revenues	1,246,020	67,831	27,420	197,773		1,539,044

Costs and expenses:
Natural gas and liquids cost of sales	927,946	9,792	18,856	197,773	(k)	1,154,367
Plant operating	60,480	16,383	3,872	—		80,735
Transportation and compression	1,618	—	—	—		1,618
General and administrative	43,406	5,719	4,167	—		53,292
Compensation reimbursement – affiliates	3,800	—	—	—		3,800
Other costs	15,069	—	—	(15,372	)(m)	(303)
Depreciation and amortization	90,029	14,837	3,164	31,459	(n)	139,489
Interest	41,760	2,955	4,849	(7,804	)(l)	72,659
				29,395	(o)
				1,504	(p)

Total costs and expenses	1,184,108	49,686	34,908	236,955		1,505,657

Equity income (loss) in joint ventures	6,323	—	(1,418)	337	(n)	5,242
Income tax (expense) benefit	(176)	(845)	—	2,238	(q)	1,217

Income (loss) from continuing operations	68,059	17,300	(8,906)	(36,607)		39,846
Income attributable to non-controlling interests	(6,010)	(993)	—	1,757	(n)	(5,246)
Preferred unit imputed dividend effect	—	—	—	(45,513	)(i)	(45,513)
Preferred unit dividends	—	—	—	(34,841	)(j)	(34,841)

Continuing net income (loss) attributable to common limited partners and the General Partner	$62,049	$16,307	$(8,906)	$(115,204)		$(45,754)

Allocation of net income (loss) attributable to:
Common limited partners’ interest	$52,391					$(53,245)
General Partners’ interest	9,658					7,491

	$62,049					$(45,754)

Net income (loss) attributable to common limited partners per unit (Basic and Diluted)	$0.95					$(0.70)

Weighted average common limited partner units:
Basic	54,326					76,075

Diluted	55,138					76,075

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL STATEMENTS

(a)	To reflect the net proceeds of (i) $388.5 million from the Partnership’s public offering of 11.8 million common limited partner units at a price of $34.00 per unit; (ii) $397.6 million from the issuance of Class D Preferred Units; (iii) $16.5 million capital contribution by Atlas Pipeline Partners GP, LLC (the “General Partner”) to maintain its 2% general partner interest; and (iv) the private placement of $400.0 million of 4.75% Senior Notes for $391.9 million proceeds net of $8.1 million finance costs; all of which were related to the financing of the TEAK Acquisition.
(b)	To reflect the partial application of the $1,194.5 million of net proceeds from the Partnership’s public offering of common limited partner units; the General Partner contributions; the issuance of the Class D Preferred Units; and the issuance of the 4.75% Senior Notes for (i) the payment of $0.8 million deferred financing costs related to an amendment of the revolving credit facility; (ii) payment of the $154.5 million outstanding balance on the revolving credit facility and (ii) the payment of $18.8 million acquisition costs, including $10.6 million of commitment fees paid to certain banking institutions that committed to provide a senior bridge loan up to $372.5 million and/or a senior revolving credit facility of $325.0 million, as needed, if the necessary financing was not otherwise obtained for the TEAK Acquisition. The acquisition costs were allocated between the General Partner’s interest and the common limited partner’s interest. The $18.8 million of acquisition related costs are not included in the pro forma income statements.
(c)	To reflect the preliminary purchase price allocation of the TEAK Acquisition to the underlying assets and liabilities. The allocation of the fair value of the assets acquired and liabilities assumed is based upon their estimated fair values, which are subject to adjustment and could change significantly as the Partnership continues to evaluate this preliminary allocation.
(d)	To reflect the TEAK Acquisition for $1.0 billion, including funds held in escrow for the transaction.
(e)	To reflect incremental depreciation and amortization expense related to fair value assessment of the assets acquired, in the TEAK Acquisition, including the basis difference in the fair value of equity method investments acquired.
(f)	To reflect the adjustment to interest expense for TEAK’s repayment of debt from the net proceeds received on the sale of assets.
(g)	To reflect the adjustment to interest expense to partially finance the TEAK Acquisition with the issuance of $400.0 million of 4.75% Senior Notes offset by the reduction in borrowings of $154.5 million on the revolving credit facility at an interest rate of 2.5% with funds from the 4.75% Senior Notes.
(h)	To reflect the amortization of deferred financing costs incurred related to (i) the Partnership’s issuance of the 4.75% Senior Notes; and (ii) the amendment to the Partnership’s revolving credit facility to provide for (a) the TEAK Acquisition to be a permitted investment; (b) for the joint ventures owned by TEAK to not be required to be guarantors nor provide security interests in their assets; and (c) for the revision of the calculation of the compliance calculations.
(i)	To reflect the accretion of the beneficial conversion factor recognized upon the issuance of the Class D Preferred Units, which were issued to partially finance the TEAK Acquisition, resulting from the issuance of the Class D Preferred Units at a price per unit of $29.75 compared to the fair market value of the common limited partner units of $36.52 per unit on May 7, 2013, the issuance date of the Class D Preferred Units.
(j)	To reflect the preferred unit dividends on the Class D Preferred Units issued to partially finance the TEAK Acquisition.
(k)	To reclassify natural gas and liquids costs associated to the Cardinal Acquisition revenues. Based upon the Partnership’s portfolio of contracts, the Partnership expects to report the revenues and costs under the acquired contracts on a gross basis. Under guidance in the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 605 – Revenue Recognition, the Partnership presents sales of natural gas, NGLs and condensate and the related cost of goods sold as gross values on the consolidated statements of operations, based upon the assessment that the Partnership acts as a “Principal” as defined by the ASC; while Cardinal presented revenues net of costs based upon the assessment that Cardinal acted as an “Agent”, as defined by the ASC. There is no impact on the reported income from continuing operations as a result of this adjustment.
(l)	To reflect the adjustment to interest expense and other costs for Cardinal’s and TEAK’s repayment of debt from the net proceeds received on the sale of assets.
(m)	To adjust earnings to exclude acquisition-related costs incurred related to the Cardinal Acquisition
(n)	To reflect incremental depreciation and amortization expense related to fair value assessment of the assets acquired, in the TEAK Acquisition and the Cardinal Acquisition, including a fair value assessment of the non-controlling interest in the property, plant and equipment and intangible assets and the basis difference in equity method investments.
(o)	To reflect the adjustment to interest expense to (i) partially finance the Cardinal Acquisition with the issuance of $175.0 million of 6.625% Senior Notes and the additional borrowings of $105.8 on the revolving credit facility at an interest rate of 2.46%, less the accretion of the $5.3 million premium received on the issuance of the 6.625% Senior Notes and (ii) partially finance the TEAK Acquisition with the issuance of $400.0 million of 4.75% Senior Notes offset by the reduction in borrowings of $154.5 million on the revolving credit facility at an interest rate of 2.46% with funds from the 4.75% Senior Notes.

(p)	To reflect the amortization of deferred financing costs incurred related to (i) the Partnership’s issuance of the 6.625% Senior Notes; (ii) the Partnership’s issuance of the 4.75% Senior Notes; (iii) the amendment to the Partnership’s revolving credit facility to provide for the Cardinal Acquisition to be a permitted investment and for Centrahoma to not be required to be a guarantor nor provide a security interest in its assets; and (iv) the amendment to the Partnership’s revolving credit facility to provide for (a) the TEAK Acquisition to be a permitted investment; (b) for the joint ventures owned by TEAK to not be required to be guarantors nor provide security interests in their assets; and (c) for the revision of the calculation of the compliance calculations.
(q)	To reflect the income tax impact of the incremental depreciation and amortization expense recognized related to APL Arkoma, Inc., (previously known as Cardinal Arkoma, Inc.), a corporate subsidiary acquired through the Cardinal Acquisition.